
NXT
NUTRITIONALS, INC.
SUSTA, our revolutionary
All-Natural low calorie sweetening
system with health benefits:™
Fights Fat
Counters Sugar Shock
Diabetic Friendly
Protects the Heart
Strengthens Bone and Teeth
Optimizes Nutrient Balance
The Next Generation of
Healthy, Delicious Products
SUSTA
SUSTA: More than a
sugar substitute...it's
the Next Generation
Nutritional sweetening system
for a healthier lifestyle.
WWW.NXTNUTRITIONALS.COM | TOLL FREE: 800 535 4315 | LOCAL: 413 533 9300 | © 2008 NXT Nutritionals, Inc. All rights reserved.
Healthy Dairy® and SUSTA: Turns Calories into Healthy Energy® are registered trademarks of NXT Nutritionals, Inc.

Our BRANDS:


SUSTA

Healthy Dairy


NXT

NXT NUTRITIONALS, INC.

Contacts

- **Company Contact: Mike McCarthy, President & CEO. Ph: (413) 533-9300**
- **Law Firm: Anslow & Jaclin. Contact: Gregg Jaclin**
- **Auditing Firm: Berman & Company, PA.**

Disclaimer: This document is not an offer to sell securities. An offer to sell securities can only be made through a private placement memorandum.

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT
NUTRITIONALS, INC.

Overview

- **NXT Nutritionals, Inc. is a leading edge developer and marketer of proprietary, patent pending healthy alternative sweeteners, food and beverage products. The foundation and common ingredient for all of the Company's products is its revolutionary all-natural sweetener SUSTA™, which serves as an ingredient/sweetener for its all-natural Healthy Dairy™ yogurt smoothies, and can be sold as stand-alone sweetener packets and as an ingredient as well.**

- **NXT Nutritionals, Inc.: Merger of NXT Nutritionals, LLC and Healthy Dairy™, LLC. NXT Nutritionals, LLC owns the patent for SUSTA™ alternative sweetener. Healthy Dairy, LLC currently produces and markets all-natural Yogurt Smoothies under its Healthy Dairy™ brand.**

- **NXT is led by beverage industry veteran Mike McCarthy, an entrepreneur and executive with a proven track record and over 25 years of experience in the industry.**

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NUTRITIONALS, INC.

Our Mission

To aggressively grow the Company as a **leading producer and marketer of healthy alternative foods and beverages with superior taste, using our revolutionary SUSTA™ product**. We will achieve this by:

- Maintaining our sustainable competitive advantages.
- Continuing to grow our market share in the Yogurt Smoothie space, and capturing market share in the alternative sweetener space and healthy cola space.
- Replicating the successful aggressive growth model of our Yogurt Smoothie rollout with our SUSTA™ alternative sweetener.
- Combating obesity and diabetes with healthy, delicious products.
- Building value for our shareholders.

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT NUTRITIONALS, INC.

Market Opportunities

NXT will market SUSTA™ in three primary categories:

1. **SUSTA™ (table top sweetener alternative) - $1 Billion+ Market for Alternative Sweetener market (out of $3 Billion+ total market for Sugar and Alternative Sweeteners).**

2. **NXT/SUSTA branded products such as Healthy Dairy™ Smoothies, Healthy Dairy™ yogurt cups (beverages, dairy products, water, nutritional bars and supplements) --$3.5 billion Yogurt Market**

3. **SUSTA™ ingredient (beverages, baked goods, dairy products, candy and chewing gum)**

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT NUTRITIONALS, INC.

Leadership

- NXT Nutritionals is led by a beverage industry veteran Mike McCarthy, an entrepreneur and executive with a proven track record and over 25 years of experience in the industry.
- After selling his business, Juice Creations, to Pepsi Cola for Mr. McCarthy built the Juice Creations product line into a $63 million business in the first year after Pepsi Cola's acquisition.
- He has served as the Vice President of Fountain Solutions for Pepsi Cola, built one of the largest independent Royal Crown Cola fountain manufacturers in the United States, and has successfully launched numerous new beverages and dramatically increased sales of existing beverages for Pepsi Cola and other leading companies.

Our BRANDS:



SUSTA

Healthy Dairy



NXT
COLA

NXT

NUTRITIONALS, INC.

Leadership (cont'd)

- **Under Mike McCarthy's leadership, NXT Nutritionals has:**
  - Developed the revolutionary sweetener SUSTA ™.
  - Successfully brought Healthy Dairy™ Yogurt Smoothies to market in a very short time frame - currently in 3,000+ stores in 14 states, with 6th in category sales nationally with only regional distribution.
  - Formulated NXT Healthy Cola, which has beaten both Pepsi and Coca-Cola in blind taste tests.
- **Mr. McCarthy has grown Healthy Dairy's Yogurt Smoothie gross revenue sales by 133% in FY 2007 and the Company achieved 264% growth in gross revenues in FY 2008.**

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT
NUTRITIONALS, INC.

SUSTA

- SUSTA™ is both the common ingredient across NXT Nutritional's brands, and a stand-alone brand.
- SUSTA™ is a minimal calorie, all-natural low glycemic index nutritional supplement whose ingredients enhance sweetness and reduce the need for sugar.
- SUSTA™ transforms sweet to nutritious while stabilizing blood sugar and providing protective nutrition and sustained energy.
- SUSTA™ is a proprietary blend of insulin, fiber, fructose, botanical extracts, natural flavors, vitamins, minerals, and probiotics and is totally free of synthetic or processed chemicals.

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT

NUTRITIONALS, INC.


All Natural
50
Turns Calories Into Healthy Energy
SUSTA
The Healthy, Low Calorie Alternative to Sugar and Artifical Sweeteners
Naturally Healthy, Naturally Sweet

WWW.NXTNUTRITIONALS.COM

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT NUTRITIONALS, INC.

SUSTA™ Positioning

- **SUSTA™ competes in the $1 billion+ U.S. table top sweetener market. The rise in type-II diabetes and the epidemic proportion of obesity have resulted in an increased market demand for alternative sweeteners, and SUSTA™ is uniquely formulated to take advantage of this demand.**

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT NUTRITIONALS, INC.

SUSTA™ Positioning (cont'd)

- **Research studies have shown that chemical sugar replacements fool the body into responding to these chemicals almost identically to sugar, a phenomenon known as "metabolic syndrome." As the consumer becomes more aware of metabolic syndrome, NXT management believes there will be a quantum shift from diet drinks that fool the body and, like sugar, induce diabetes, to natural solutions like SUSTA™.**

- **SUSTA™ is well positioned to be a top natural alternative sweetener in the marketplace. SUSTA™ has minimal calories, no lingering aftertaste, is all-natural, and has health benefits which gives it an advantage over other sugar substitutes.**

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT NUTRITIONALS, INC.

SUSTA™ Target Markets

- NXT is focused on launching SUSTA™ into the U.S. table top sweetener market. SUSTA™ can be used in coffees, teas, other beverages, cereals, and any other foods that require a sweetener. SUSTA™ products are packaged in 50, 100, and 200 individual one tablespoon packets. Additionally there will be a 4oz table shaker and a 10oz container.
- NXT is focusing on the natural sweeteners segment that is less entrenched and has less formidable competitors. SUSTA™ is targeted at individuals craving sweetness but for whom sugar is either not a viable option, or is an undesirable option. At the top of this group are diabetics, individuals on diets, and those proactively managing obesity. Not far behind in terms of focus are consumers who shun synthetic sweeteners. This list is headed by consumers who have an affinity for natural products; many of whom are fanatical in their purchasing behavior. Health conscious consumers are increasingly aware that "you are what you eat" which is evidenced by the rapid rise in organic and all-natural food and beverage sectors over the last ten years. And finally, SUSTA™ is aimed at those who have active lifestyles and are wellness advocates. These tend to be sports enthusiasts (runners, bikers, climbers, walkers, devoted exercisers).

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT NUTRITIONALS, INC.

SUSTA™ Marketing Strategy

- Brand awareness of SUSTA™ will be driven by an aggressive PR campaign and a massive sampling program.
- Additionally, more traditional levers like advertising, trade incentives, price promotions, couponing, and demonstrations will be employed.
- Because of the health benefits of SUSTA™, especially for diabetics, the company will partner with a number of health organizations, including the American Diabetes Association, and engage a number of high profile celebrities to use and endorse SUSTA™.
- NXT is focusing on niche markets primarily driven by health concerns and a fitness focus. NXT intends to capture initial market share outside of the mainstream grocery channel and use this position as the fulcrum to leverage penetration in mass market grocery.
- Leading brokers in the country, including Advantage Brokers, C&S and United Distributors, have agreed to carry SUSTA™.

NXT
NUTRITIONALS, INC.

Our BRANDS:


SUSTA

Healthy Dairy


NXT

Healthy Dairy™ Yogurt Smoothies


Merry Mixed Berry
Tantalizing Tropical Fruit
Luscious Strawberry Banana
Peachy Peach
Sweet Strawberry

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT NUTRITIONALS, INC.

Healthy Dairy™ Yogurt Smoothies

- **NXT's key brand and proof of concept for SUSTA™-supplemented branded products is its best-in-class, non-fat reduced-calorie yogurt smoothies which are marketed as Healthy Dairy™ smoothies.**
- **Healthy Diary™ smoothies, now in 3,000+ stores in 14 states, have been exceedingly well-received in a short period of time and hold 6th in category sales nationwide with only regional distribution. The Drinkable Yogurt Market is a 6% share ($221 Million) of the $3.5 Billion Yogurt Market that is growing annually by 5% in the US and 10% globally providing much room for sustainable growth.**
- **No other smoothie products in the marketplace today have Healthy Dairy's combination of appealing packaging, the health benefits of SUSTA ™ alternative sweetener, and our taste profile.**

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT
NUTRITIONALS, INC.

Healthy Dairy™ Growth

- Healthy Dairy's Yogurt Smoothie gross revenue sales grew by 133% in FY 2007 and the Company achieved 264% growth in gross revenues in FY 2008.
- Publix, one of the largest grocery chains in the U.S., maintains Healthy Dairy™ as the only 10 oz. single serve yogurt smoothie brand they currently carry in their dairy section because the product has been so well received.


Sweet
Strawberry

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT
NUTRITIONALS, INC.

Healthy Dairy™ Positioning

- Healthy Dairy™ has competed very effectively and efficiently on the East Coast against yogurt industry behemoths. Our yogurt smoothies are in 3,000 stores on the East Coast and we are now positioned to expand nationally.
- Healthy Dairy™ is distinguished from our competition due to the fact that no other brand has SUSTA™, our alternative sweetener with appealing health benefits to the increasingly health conscious consumer.
- Additionally, our innovative packaging and taste profile, combined with the unique benefits of SUSTA™ have allowed us to aggressively grow Healthy Dairy™ Yogurt Smoothie sales in a short period of time.

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT
NUTRITIONALS, INC.

Healthy Dairy™: Opportunities To Extend the Brand

- The Healthy Dairy™ brand of Yogurt Smoothies has been successfully established in a very short period of time.
- We have the opportunity to almost double the number of stores our Yogurt Smoothies are carried in – we are currently in 3,000 stores, but we are approved to be in an additional 2,000 stores as well.
- As the company grows, there will be opportunities to extend the Healthy Dairy™ brand into the yogurt cup space and the ice cream space.

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT NUTRITIONALS, INC.

Consolidated Financials / Pro Forma for NXT: 2006 - 2011

	2006	2007	2008	2009	2010	2011
Gross Revenue	335,307	780,720	2,844,364	11,329,655	26,407,475	41,822,637
Gross Profit	38,476	132,626	714,692	4,555,041	10,417,737	19,035,138
Net Income	(260,207)	(724,710)	—	2,455,761	6,352,737	14,290,138

- Pro Forma for 2009 to 2011 is based on closing $2 million within the month of February 2009 out of a total initial $5.5 million capital raise.
- The projections also incorporate the assumption that an additional capital raise of $6 million will close at the beginning of FY 2010.
- The numbers above are consolidated financials based on sales of Healthy Dairy Yogurt Smoothies and sales of SUSTA domestically, with international sales beginning in 2011.

Our BRANDS:


SUSTA

Healthy Dairy


NXT

NXT NUTRITIONALS, INC.

	Month 1 March 2009	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Year 1 10 months from closing	Year 2 24 months from closing	Year 3 36 months from closing
Revenue													
SUSTA Sweet/Packets			$ 443,388	$ 443,388	$ 525,300	$ 525,300	$ 567,213	$ 667,213	$ 720,213	$ 829,125	$ 4,681,160	$ 12,292,675	$ 22,925,200
SUSTA Un-Sweet			24,750	24,750	2,475	49,500	49,500	99,000	99,000	148,500	497,475	3,564,600	5,374,637
hd Yogurt Smoothies	$ 462,000	$ 495,000	$ 528,000	$ 594,000	$ 660,000	$ 693,000	$ 726,000	$ 759,000	$ 858,000	$ 924,000	$ 6,639,000	$ 11,880,000	$ 14,850,000
hd Less Allowances & Discounts	(18,480)	(19,800)	(21,120)	(23,760)	(26,400)	(27,720)	(29,040)	(30,360)	(34,320)	(36,960)	(267,960)	(475,200)	(594,000)
S Less Allowances & Discounts			(35,000)	(35,000)	(35,000)	(35,000)	(35,000)	(35,000)	(35,000)	(35,000)	(280,000)	(820,000)	(1,533,400)
Total Revenue	443,520	475,200	975,018	1,030,378	1,161,375	1,220,080	1,292,673	1,484,853	1,542,893	1,864,665	11,329,635	26,407,475	41,022,637
Expenses													
Cost of Goods Sold													
SUSTA Sweet			276,694	276,694	240,000	240,000	279,686	280,913	280,913	309,562	2,063,162	6,325,336	9,769,984
SUSTA Un-Sweet			14,106	14,106	14,106	28,200	28,200	56,400	56,426	84,638	296,182	2,030,400	3,218,515
Yogurt Smoothies	266,000	285,000	304,000	342,000	380,000	399,000	418,000	437,000	494,000	532,000	3,857,000	6,840,000	8,550,000
Freight	38,500	41,250	44,000	49,500	55,000	57,750	60,500	63,250	71,500	77,000	558,250	990,000	1,237,500
NXT Royalty	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Master Manufacturer Fee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Cost of Goods	304,500	326,250	579,800	622,300	689,106	724,950	785,386	837,463	902,739	1,003,200	6,774,618	15,989,738	22,787,499
Gross Profit	139,020	148,950	396,216	408,078	452,269	495,130	526,367	657,390	740,155	861,465	4,555,041	10,417,737	18,035,138
	31%	31%	41%	40%	40%	41%	40%	44%	45%	46%	40%	40%	46%
SG&A Expenses													
Sales	53,250	53,250	53,250	56,250	56,250	60,000	65,000	65,000	65,000	70,000	593,250	1,100,000	1,250,000
Marketing	42,500	42,500	42,500	42,500	42,500	50,000	50,000	50,000	50,000	60,000	472,500	1,500,000	1,600,000
Office Administration & Lgl	18,500	18,500	18,500	18,500	18,500	18,500	18,500	18,500	18,500	18,500	185,000	240,000	325,000
Operations	6,000	6,000	6,000	6,000	10,000	10,000	15,000	10,000	10,000	15,000	88,000	180,000	240,000
Technology	10,000	10,000	10,000	10,000	10,000	10,000	12,500	12,500	12,500	12,500	110,000	240,000	280,000
Professional Services	10,000	10,000	15,000	10,000	15,000	15,000	20,000	20,000	25,000	25,000	155,000	300,000	380,000
Overhead	13,050	13,050	13,050	13,050	13,050	15,000	15,000	15,000	15,000	15,000	140,250	240,000	300,000
Travel & Ent	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	50,000	125,000	175,000
Legal/Gov. AF Consultant	3,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	39,000	50,000	70,000
Accounting	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	30,000	35,000	20,000
Printing & Reproduction	2,940	2,940	2,940	2,940	2,940	2,940	4,410	4,410	4,410	4,410	35,280	75,000	85,000
Total SG&A Expenses	167,240	168,240	168,240	169,240	173,240	191,440	207,410	207,410	212,410	232,410	1,899,280	4,065,000	4,745,000
EBITDA	(28,220)	(19,290)	227,976	246,838	279,029	303,690	320,957	449,900	527,745	629,055	2,655,761	6,352,737	14,290,138
			23%	24%	24%	25%	24%	30%	32%	34%	23%	24%	34%
Initial Inventory	200,000										200,000		
Net Income	$ (228,220)	$ (19,290)	$ 227,976	$ 246,838	$ 279,029	$ 301,600	$ 320,957	$ 449,900	$ 527,745	$ 629,055	$ 2,455,761	$ 6,352,737	$ 14,290,138

Our BRANDS:


SUSTA

Healthy



NUTRITIONALS, INC.

Pro Forma Breakdown: Healthy Dairy Sales 2009 - 2011

	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Year 1	Year 2	Year 3
	March, 2009										10 months from closing	24 months from closing	36 months from closing
Revenue													
Yogurt Smoothies	$ 462,000	$ 495,000	$ 528,000	$ 594,000	$ 660,000	$ 693,000	$ 726,000	$ 759,000	$ 858,000	$ 924,000	$ 6,699,000	$ 11,880,000	$ 14,850,000
Less Allowances & Discounts	(18,480)	(19,800)	(21,120)	(23,760)	(26,400)	(27,720)	(29,040)	(30,360)	(34,320)	(36,960)	(267,960)	(475,200)	(594,000)
Total Revenue	443,520	475,200	506,880	570,240	633,600	665,280	696,960	728,640	823,680	887,040	6,431,040	11,404,800	14,256,000
Cost of Goods Sold:													
Yogurt Smoothies	266,000	285,000	304,000	342,000	380,000	399,000	418,000	437,000	494,000	532,000	3,857,000	6,840,000	8,550,000
Freight	38,500	41,250	44,000	49,500	55,000	57,750	60,500	63,250	71,500	77,000	558,250	990,000	1,237,500
NXT Royalty	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Master Manufacturer Fee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Cost of Goods	304,500	326,250	348,000	391,500	435,000	456,750	478,500	500,250	565,500	609,000	4,415,250	7,830,000	9,787,500
Gross Profit	139,020	148,950	158,880	178,740	198,600	208,530	218,460	228,390	258,180	278,040	2,015,790	3,574,800	4,468,500
	31%	31%	31%	31%	31%	31%	31%	31%	31%	31%	31%	31%	31%
Expenses													
Sales General & Administrative Costs													
Salary/Sales	19,000	19,000	19,000	20,000	20,000	20,000	25,000	25,000	25,000	25,000	217,000	325,000	375,000
Marketing	19,600	19,600	19,600	19,600	19,600	19,600	29,400	29,400	29,400	29,400	235,200	601,600	769,200
Travel & Entertainment	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	50,000	125,000	175,000
Legal/Govt Aff. Consultant	3,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	39,000	50,000	70,000
Accounting	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	30,000	15,000	20,000
Printing and Reproduction	2,940	2,940	2,940	2,940	2,940	2,940	4,410	4,410	4,410	4,410	35,280	75,000	85,000
Total SG&A	52,540	53,540	53,540	54,540	54,540	54,540	70,810	70,810	70,810	70,810	606,480	1,191,600	1,494,200
Total Expenses	52,540	53,540	53,540	54,540	54,540	54,540	70,810	70,810	70,810	70,810	606,480	1,191,630	1,494,200
EBITDA	86,480	95,410	105,340	124,200	144,060	153,990	147,650	157,580	187,370	207,230	1,409,310	2,383,200	2,974,300
Net Income	86,480	95,410	105,340	124,200	144,060	153,990	147,650	157,580	187,370	207,230	1,409,310	2,383,200	2,974,300

Our BRANDS:


SUSTA

Healthy Day


NXT
COLA

NXT NUTRITIONALS, INC.

Pro Forma Breakdown: SUSTA packet Sales 2009 - 2011

	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Year 1	Year 2	Year 3
	March 2009										10 months from closing	24 months from closing	36 months from closing
Revenue													
SUSTA Sweet/Packets			$ 443,388	$ 443,388	$ 505,300	$ 505,300	$ 567,213	$ 667,213	$ 720,213	$ 829,125	$ 4,681,140	$ 12,258,675	$ 22,925,200
SUSTA Un-Sweet			24,750	24,750	2,475	49,500	49,500	99,000	99,000	148,500	497,475	3,564,000	6,174,837
Less Allowances & Discounts			(35,000)	(35,000)	(35,000)	(35,000)	(35,000)	(35,000)	(35,000)	(35,000)	(280,000)	(820,000)	(1,533,400)
Total Revenue			433,138	468,138	507,775	554,800	616,713	766,213	819,213	977,625	4,898,615	15,002,675	27,566,637
Expenses													
Cost of Goods Sold													
SUSTA Sweet			216,694	216,694	240,000	240,000	278,606	280,813	280,813	309,562	2,063,182	6,129,338	11,550,000
SUSTA Un-Sweet			14,106	14,106	14,106	28,200	28,200	56,400	56,426	84,638	296,183	2,030,400	3,210,915
Total Cost of Goods			230,800	230,800	254,106	268,200	306,806	337,213	337,238	394,200	2,359,364	8,159,738	14,760,915
Gross Profit			202,338	237,338	253,669	286,600	309,907	429,000	481,975	583,425	2,539,251	6,842,937	12,805,722
			47%	**51%**	**50%**	**52%**	**50%**	**56%**	**59%**	**60%**	**52%**	**46%**	**46%**
SG&A Expenses:													
Sales	34,250	34,250	34,250	34,250	34,250	40,000	40,000	40,000	40,000	45,000	375,250	1,100,000	1,250,000
Marketing	42,500	42,500	42,500	42,500	42,500	50,000	50,000	50,000	50,000	60,000	472,500	1,500,000	1,600,000
Office Administration & Lgl	18,500	18,500	18,500	18,500	18,500	18,500	18,500	18,500	18,500	18,500	185,000	240,000	325,000
Operations	6,000	6,000	6,000	6,000	10,000	10,000	10,000	10,000	10,000	15,000	89,000	180,000	240,000
Technology	10,000	10,000	10,000	10,000	10,000	10,000	12,500	12,500	12,500	12,500	110,000	240,000	290,000
Professional Sevices	10,000	10,000	10,000	10,000	10,000	15,000	20,000	20,000	25,000	25,000	155,000	300,000	390,000
Overhead	13,050	13,050	13,050	13,050	13,050	15,000	15,000	15,000	15,000	15,000	140,250	240,000	300,000
Total SG&A Expenses	134,300	134,300	134,300	134,300	138,300	158,500	166,000	166,000	171,000	191,000	1,528,000	3,800,000	4,395,000
EBITDA	(134,300)	(134,300)	68,038	103,038	115,369	128,100	143,907	263,000	310,975	392,425	1,011,251	3,042,937	8,410,722
			16%	**22%**	**23%**	**23%**	**23%**	**34%**	**38%**	**40%**	**21%**	**20%**	**31%**
Initial Inventory	200,000										200,000		
Net Income	$ (134,300)	$ (134,300)	$ 68,038	$ 103,038	$ 115,369	$ 128,100	$ 143,907	$ 263,000	$ 310,975	$ 392,425	$ 811,251	$ 3,042,937	$ 8,410,722

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT NUTRITIONALS, INC.

Management Team / Advisors

- Mike McCarthy — President and CEO / Director
- Richard Jordan — Executive Vice President of Sales / Director
- Dr. Rick Kozlenko — Director of Research & Development
- Josh Rosenbaum — Director of Business Development & Marketing / Director
- David Briones — Chief Financial Officer
- Gary Reeves — Advisor
- David Deno — Director
- Theodore Mandes, II — Director
- Mark Giresi — Director

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NXT NUTRITIONALS, INC.

NXT Competitive Advantages

- Seasoned management team with a **proven track record in the food and beverage industry.**
- NXT Nutritional's key competitive advantage is SUSTA™; a proprietary, revolutionary all-natural sweetening system with health benefits which is patented in New Zealand and Australia and patent pending in the USA. To further protect our competitive advantage, **exclusivity agreements were signed with the suppliers of the key raw materials used to produce SUSTA™.**
- **Uniquely positioned to extend Healthy Dairy™ product line** based on success of the Healthy Dairy™ yogurt smoothie growth model.

Our BRANDS:


SUSTA

Healthy Dairy


NXT
COLA

NUTRITIONALS, INC.

Forward-Looking Statements

Certain statements in this presentation are forward-looking. These statements are subject to risks and uncertainties. Words such as "expects", "intends", "plans", "may", "could", "should", "anticipates", "likely", "believes" and words of similar import also identify forward-looking statements. Forward-looking statements are based on current facts and analyses and other information that are based on forecasts of future results, estimates of amounts not yet determined and assumptions of management. Actual results may differ materially from those currently anticipated due to a number of factors beyond the reasonable control of the Company.

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THESE MATERIALS DO NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF ANY OFFER TO BUY, ANY SECURITIES OF THE COMPANY OR ANY ENTITY WHATSOEVER. ANY SUCH OFFER MAY ONLY BE MADE BY A PRIVATE PLACEMENT MEMORANDUM OR PROSPECTUS ISSUED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY BY ANY PARTY SHOULD BE IGNORED.